SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                      Date of Report - April 23, 1996
                      -------------------------------
                     (Date of Earliest Event Reported)


                CARPENTER TECHNOLOGY CORPORATION
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          (Exact Name of Registrant as specified in its charter)



        Delaware                                  1-5828
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(State of Incorporation)                  (Commission File No.)


                              23-0458500
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                       (IRS Employer I.D. No.)

            101 West Bern Street, Reading, Pennsylvania  19603
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                 (Address of principal executive offices)


Registrant's telephone number, including area code:  (610) 208-2000














                        Exhibit Index is on page 3.
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Item 5.   Other Events.
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          On April 23, 1996, the Board of Directors of the
registrant approved Amendment No. 2 (the "Amendment") to the Rights Agreement dated as of June 26, 1986, as heretofore amended (the "Rights Agreement") between the registrant and First Chicago Trust Company of New York, as successor Rights Agent. The Amendment (i) extends the term of the Rights until June 26, 2006,
(ii) resets the Purchase Price at $145; and (iii) effects certain technical changes in the Rights Agreement as provided therein.

          A copy of the Amendment is an exhibit to this report and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.

Item 7.   Financial Statements and Exhibits.
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          (a) and (b)  Financial statements and pro forma
financial information:

               None.

          (c)  Exhibits:

               Amendment No. 2, dated April 23, 1996, to the Rights Agreement, dated as of June 26, 1986, as heretofore amended, between Carpenter Technology Corporation and First Chicago Trust Company of New York, as successor Rights Agent.


                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 24, 1996         CARPENTER TECHNOLOGY CORPORATION

                              By:  s/John R. Welty
                                 _______________________________
                                     John R. Welty
                                     Vice President, General
                                     Counsel and Secretary
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